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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



                          -----------------------------



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) -- April 6, 1999


                              SPEEDFAM-IPEC, Inc.
   ---------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


     Illinois                   0-26784                          36-2421613
---------------------       ------------------            ----------------------
 (State of other              (Commission                      (IRS Employer
 jurisdiction of              File Number)                  Identification No.)
  incorporation)


 305 North 54th Street, Chandler, Arizona                          85226
 -------------------------------------------------             ---------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (602) 705-2100
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ITEM 2.              ACQUISITION OR DISPOSITION OF ASSETS.

         On April 6, 1999, the Registrant issued a joint press release with Integrated Process Equipment Corp. announcing the consummation of their merger. The shareholders of each company approved the merger agreement between the companies April 6, 1999.


         Under the terms of the merger agreement announced on November 19, 1998, each outstanding share of IPEC common stock is being exchanged for 0.71 shares of SpeedFam common stock. Shares in the combined company are traded on the Nasdaq National Market under the symbol SFAM. The merger is expected to qualify as a tax-free reorganization and will be accounted for as a pooling of interests.

         As previously announced, Richard J. Faubert is president and chief executive officer of Speed Fam-IPEC. Roger K. Marach is chief financial officer and treasurer, and Ralph D. Hartung is chief operating officer and president of the CMP Group.

         The board of directors of SpeedFam-IPEC consists of nine members:
         - James N. Farley and Sanjeev R. Chitre, former chairman of the boards of SpeedFam and IPEC, respectively, as co-chairman
         - Makoto Kouzuma, former vice-chairman of SpeedFam, as vice-chairman
         - Richard J. Faubert, president and chief executive officer
         - Roger D. McDaniel, former president and chief executive officer of IPEC
         - Neil R. Bonke, former chairman and chief executive officer of Electroglas, Inc.
         - William J. Freschi, chairman of the board of TransData International, Inc.
         - Richard S. Hill, chairman and chief executive officer of Novellus Systems, Inc.
         - Kenneth Levy, chief executive officer of KLA-Tencor Corporation.

         Pursuant to General Instruction B.3 to Form 8-K, the financial statements of IPEC are omitted from this report, as they were previously reported on the Registrant's Amendment No. 1 to Form S-4 (SEC File No. 333-71897) filed March 2, 1999.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Pursuant to General Instruction B.3 to Form 8-K, the financial statements of IPEC are omitted from this report, as they were previously reported on the Registrant's Amendment No. 1 to Form S-4 (SEC File No. 333-71897) filed March 2, 1999.

2.1 Agreement and Plan of Merger, dated November 19, 1998, by and among the Registrant, SpeedFam, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub") and Integrated Process Equipment Corp. ("IPEC"). Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K dated November 19, 1998.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SPEEDFAM INTERNATIONAL, INC.


Date:  April 12, 1999                            By:     /s/ Roger K. Marach
                                                     ---------------------------
                                                 Name:  Roger K. Marach
                                                 Title:  Chief Financial Officer
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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated November 19, 1998, by and among the Registrant, SpeedFam, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub") and Integrated Process Equipment Corp. ("IPEC"). Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K dated November 19, 1998.